EXHIBIT 99.4

FIRST AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT

THIS FIRST AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT ("Amendment"), being entered into by the direct and indirect wholly-owned subsidiaries of Equity One, Inc., a Maryland corporation ("Equity One"), described on Exhibit A to the Agreement (as defined below) (each of the direct and indirect subsidiaries of Equity One described on such Exhibit A being referred to sometimes herein as a "Transferor" and collectively as "Transferors"), each having an address at c/o Equity One, Inc., 1600 N.E. Miami Garden Drive, North Miami Beach, Florida 33179; and Texas Retail Invest, LLC, a Delaware limited liability company having an address at c/o Investcorp International Realty, Inc., 280 Park Avenue, 36th floor, New York, New York 10017 ("Investcorp").

W I T N E S S E T H:

WHEREAS, Transferors and Investcorp entered into that certain Contribution and Sale Agreement, dated as of March 24, 2006 (the "Agreement"), regarding the formation of a new joint venture and the contribution and sale of certain Properties, as described therein; and

WHEREAS, Transferors and Investcorp wish to modify the Agreement to (i) delete and remove the Property known as “Hedwig Village” from the Properties that are the subject of the Agreement, (ii) delete and remove the Property known as "Creekside" from the Properties where Construction Work is to be performed; (iii) clarify that not all Properties will be transferred to a Qualified Intermediary prior to Closing as contemplated by the Agreement; and (iv) provide for an updated Rent Roll, as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Transferors and Investcorp hereby agree as follows:

1.    All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

2.    The Property known as Hedwig Village is hereby deleted from the definition of "Properties" as set forth in the Agreement and the Property known as "Creekside" is hereby deleted from the Properties identified as where Construction Work is to be performed in accordance with Section 1.8, and in furtherance thereof:

(a)    “Hedwig Partners, LP” and “Hedwig Village” are hereby deleted from Exhibit A of the Agreement.

(b)    Exhibit A-1 of the Agreement is amended and restated in its entirety by "Replacement Exhibit A-1" annexed to this Amendment.

(c)    The principal amount of the New Mortgage Financing shall be reduced to an amount equal to $312,200,000.

(d)    The heading of Section 1.8 is hereby amended to delete the reference to "Creekside."

(e)    Section 1.8(a) of the Agreement is hereby amended and restated in its entirety as follows:

Cost of Certain Base Building Work. Equity One has commenced and is performing construction and expansion work to complete certain base building improvements (the "New Space") at the Properties known as Blanco, Copperfield and Mason Park, all as more particularly described in the plans and specifications described on Schedule 1.8(a) (the "Construction Work"). Transferors have undertaken and have the obligation to continue the Construction Work after the Closing Date, if not theretofore completed. With respect to the Construction Work at Blanco, Transferors shall deposit a letter of credit in the amount of $2,500,000 (the "Equity One Improvement Holdback LC") with the Title Company at Closing pursuant to that certain Post-Closing Escrow Agreement attached hereto as Exhibit Q. Transferors shall complete the Construction Work at their sole cost and expense in accordance with the ordinary course of business of the JV and the applicable Property Owning Subsidiaries, and upon completion of the Construction Work with respect to Blanco, the Equity One Improvement Holdback LC shall be released to Transferors. If the JV determines, by reason of entering into a lease with HEB or otherwise, not to complete all of the Construction Work in respect of Blanco, the Equity One Improvement Holdback LC may, at Transferor’s direction, be reduced by an amount equal to the cost of the portion of the Construction Work so determined not to be completed. If the JV has not directed Transferors to complete all of the Construction Work at Blanco within three years after the date hereof, the Equity One Improvement Holdback LC may, at Transferor’s direction, be reduced by an amount equal to the cost of the portion of the Construction Work that Transferors have not been directed to complete. If Transferors fail, after 60 days notice from Investcorp (or such longer period as may be necessary, with due diligence, to cure any such failure), to perform the Construction Work with respect to Blanco in a timely manner, substantially in accordance with Schedule 1.8(a) and otherwise in the ordinary course of business of the JV and the applicable Property Owning Subsidiaries, Investcorp may direct the Title Company to draw the Equity One Improvement Holdback LC, or such portion thereof as is required to cure each failure by Transferors, and apply the proceeds of such draw to cause the applicable Construction Work at Blanco to be performed.

(f)    In Exhibit Q of the Agreement, the amount of the "Deposit" as set forth in the Post Closing Escrow Agreement is hereby amended to $2,500,000.

(g)    Section 1.8(c) of the Agreement is hereby amended and restated in its entirety as follows:

Transferors shall perform and pay for the tenant improvement work, leasing commissions and other tenant costs with respect to the initial term of the existing Leases with the Tenant known as "The Scrap Book" located at the "Mason Park" Property. Notwithstanding the terms and conditions of the Agreement, Transferors hereby acknowledge and agree that the obligation to pay for any tenant improvement work, leasing commissions and other tenant costs with respect to the Tenants known as "Catherines" and the "Ski Shop" located at Hedwig shall remain with Transferors and Investcorp does not and shall not have any obligation, duty, responsibility or liability with respect to such Tenants to either Transferors or any transferee of the Hedwig Property.

(h)    The amount of the NOI Escrow shall be reduced from $2,089,191 to $2,025,537, for all purposes of the Agreement, including, without limitation, in Exhibit D.

(i)     The Target NOI shall be reduced from $30,840,437 to $29,900,777.

(j)     Investcorp has no duty, obligation, liability or responsibility to any purchasers or transferees of the Hedwig property in connection with the sale thereof and/or in connection with any reports, documents, title and survey materials or other information provided to such purchasers or transferees which might have been prepared and/or obtained in connection with the Agreement.

(k)    All other references in the Agreement and in the Exhibits and Schedules thereto to Hedwig, the Hedwig Property, Hedwig Village or Hedwig Partners, LP are hereby deleted.

(l)     Schedule 1.8(a) to the Agreement is hereby amended to delete the reference to "Creekside."

3.    Not all of the Properties will be transferred to a Qualified Intermediary prior to Closing, and in furtherance thereof:

(a)    Sections 1.3(b)-(d) and Section 1.4 of the Agreement are hereby amended and restated in their entirety and a new Section 1.3(e) is added as follows:

(b)    Schedule 1.3(b) identifies each Property as a “1031 Property” or a “Sale Property”. Immediately prior to Closing, the 1031 Properties shall be deemed transferred to a “Qualified Intermediary” within the meaning of Treas. Reg. Section 1.1031(k)-1(g)(4) chosen by Equity One, and the Qualified Intermediary shall transfer each 1031 Property to the appropriate Property Owning Subsidiary in exchange for consideration as set forth below (provided that such transfers by the Qualified Intermediary to the Property Owning Subsidiaries shall be deemed to have been made first to the JV, which shall thereafter be deemed to transfer undivided interests in each of the 1031 Properties to the respective Subsidiaries which directly and indirectly own the beneficial interests in the respective Property Owning Subsidiaries, which Subsidiaries shall thereafter be deemed to transfer such undivided interests to the respective Property Owning Subsidiaries, in the appropriate percentages set forth in each of the Property Owning Subsidiaries’ respective organizational documents).

(c)    At Closing, the Sale Properties will be transferred directly to the appropriate Property Owning Subsidiary for consideration as set forth below.

(d)    To evidence all of such transfers, each Transferor shall execute and deliver a deed with respect to its Property in the form of Exhibit G-1, properly completed (collectively, the “Deeds”), and convey fee title to the corresponding Property Owning Subsidiary at Closing, subject only to the Permitted Exceptions, whereupon all of such transfers shall be deemed to occur.

(e)    At Closing, the Equity One JV Interest (as hereinafter defined) shall be delivered by the Qualified Intermediary, upon receipt, to Transferors, and immediately deemed distributed by Transferors to Equity One (via any necessary intermediate distributions) and then contributed by Equity One to EQY Texas Portfolio Investor LLC (“Portfolio Investor”), a newly formed Florida limited liability company, wholly owned by Equity One, Inc.

1.4    Consideration to be Received for the Properties
.
(a)    At Closing, Transferors shall receive in respect of the Sale Properties cash in an amount equal to (i) 100% of the Net Equity Value of the Sale Properties, plus (ii) the net proceeds of the New Mortgage Financing allocable to the Sale Properties, after repayment of the sum of (x) the outstanding principal balance of the Existing Mortgage Debt allocable to the Sale Properties immediately prior to Closing plus (y) any prepayment fees and other charges due to the lenders in connection with the repayment of such allocable portion of the Existing Mortgage Debt (other than prepayment fees for the Westgate/Forestwood Debt, as set forth on Schedule 1.5(a) hereof, which shall be paid by the JV).

(b)    At Closing, the Qualified Intermediary shall receive on behalf of the Transferors in respect of the 1031 Properties (1) a 20% member interest in the JV (the “Equity One JV Interest”), plus (2) cash in the amount of 80% of the aggregate Net Equity Value of all of the 1031 Properties and Sale Properties, plus (3) the net proceeds of the New Mortgage Financing allocable to all of the 1031 Properties and Sale Properties remaining after repayment of the sum of (i) the outstanding principal balance of the Existing Mortgage Debt immediately prior to Closing plus (ii) any prepayment fees and other charges due to the lenders in connection with the repayment of such Existing Mortgage Debt (other than prepayment fees for the Westgate/Forestwood Debt, as set forth on Schedule 1.5(a) hereof, which shall be paid by the JV), minus (4) the amount of cash paid to Transferors in respect to the Sale Properties pursuant to the preceding paragraph (a).

(b)    A new Schedule 1.3(b), in the form annexed hereto, is hereby added to the Agreement.

4.    Attached hereto as Exhibit B is a Rent Roll dated April __, 2006, which updates that certain Rent Roll delivered and attached as Exhibit J-1 to the Agreement and shall be deemed the Rent Roll delivered pursuant to Section 2.1(g)(vii) of the Agreement and is true, complete and correct in all material respects (including, without limitation, the amount of the unapplied security deposits and aging report).

5.    This Amendment may be executed in any number of counterparts each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement.

6.    As modified by this Amendment, the Agreement and all covenants, terms and conditions thereof are unmodified and in full force and effect and, as modified, hereby, are hereby ratified and confirmed in all respects.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of this __ day of April, 2006.

INVESTCORP:

TEXAS RETAIL INVEST, LLC, a
Delaware limited liability company

By:
Name: F. Jonathan Dracos
Title: Vice President and Secretary

[TRANSFERORS’ SIGNATURES FOLLOW IMMEDIATELY]

TRANSFERORS:

BANDERA FESTIVAL PARTNERS, LP,		BC CENTER PARTNERS, LP,
a Texas limited partnership		a Texas limited partnership

By:	Bandera Festival GP, LLC, a Texas limited liability company and its general partner	By:	Harbor Barker Cypress GP, LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

BEECHNUT CENTRE I L.P.,		EQY (SOUTHWEST PORTFOLIO) INC.,
a Texas limited partnership		a Texas corporation

By:	Beechnut Centre Corp., a Texas corporation and its general partner	By:
Name: Doron Valero
Title: Vice President
By:
Name: Doron Valero
Title: Vice President

UIRT - COLONY PLAZA, INC.,		TEXAS CP LAND, LP,
a Texas corporation		a Texas limited partnership

By:		By:	Colony GP, LLC, a Texas limited liability company and its general partner
Name: Doron Valero
Title: Vice President
By:
Name: Doron Valero
Title: Vice President

EQUITY (TEXAS) ONE CREEKSIDE PHASE II LP,		EQUITY (TEXAS) ONE CREEKSIDE LP,
a Texas limited partnership		a Texas limited partnership

By:	Equity (Texas) One Creekside GP LLC, a Texas limited liability company and its general partner	By:	Equity (Texas) One Creekside GP LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

FORESTWOOD EQUITY PARTNERS, LP,		EQUITY (TEXAS) ONE DESOTO LP,
a Texas limited partnership		a Texas limited partnership

By:	Forestwood Equity Partners GP, LLC, a Texas limited liability company and its general partner	By:	Equity (Texas) One Desoto GP LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

GROGAN CENTRE I L.P.,		EQUITY (TEXAS) ONE GREEN OAKS LP,
a Texas limited partnership		a Texas limited partnership

By:	Grogan Centre Corp., a Texas corporation and its general partner	By:	Equity (Texas) One Green Oaks GP LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

UIRT - HIGHLAND SQUARE, INC.,		HEDWIG PARTNERS, LP,
a Texas corporation		a Texas limited partnership

By:		By:	Hedwig GP, LLC, a Texas limited liability company and its general partner
Name: Doron Valero
Title: Vice President
By:
Name: Doron Valero
Title: Vice President

FC MARKET PARTNERS, LP,		KIRKWOOD-BISSONNET PARTNERS, LP,
a Texas limited partnership		a Texas limited partnership

By:	FC Market GP, LLC, a Texas limited liability company and its general partner	By:	Kirkbiss GP, LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

BEND SHOPPING CENTRE I L.P.,		MASON PARK PARTNERS, LP,
a Texas limited partnership		a Texas limited partnership

By:	Bend Shopping Centre Corp., a Texas corporation and its general partner	By:	Mason Park GP, LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

EQUITY (TEXAS) ONE RICHWOOD LP,		GARLAND & JUPITER, LLC,
a Texas limited partnership		a Texas limited liability company

By:	Equity (Texas Holdings) One GP LLC, a Texas limited liability company and its general partner	By:
Name: Doron Valero
Title: Vice President
By:
Name: Doron Valero
Title: Vice President

STEEPLECHASE CENTRE I L.P.,		EQUITY (TEXAS) ONE PARKWOOD LP,
a Texas limited partnership		a Texas limited partnership

By:	Steeplechase Centre Corp., a Texas corporation and its general partner	By:	Equity (Texas Holdings) One GP LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

EQUITY (TEXAS) ONE WESTGATE LP,		TEXAS SPRING SHADOWS PARTNERS, LP,
a Texas limited partnership		a Texas limited partnership

By:	Equity (Texas) One Westgate GP Inc., a Texas corporation and its general partner	By:	Spring Shadows GP, LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

WURZBACH CENTRE, LLC,		STERLING SHOPPING CENTRE I L.P.,
a Texas limited liability company		a Texas limited partnership

By:		By:	Sterling Shopping Centre, Inc., a Texas corporation and its general partner
Name: Doron Valero
Title: Vice President
By:
Name: Doron Valero
Title: Vice President

SA BLANCO VILLAGE PARTNERS, LP,		EQUITY (TEXAS) ONE VILLAGE CENTER LP,
a Texas limited partnership		a Texas limited partnership

By:	SA Blanco Village Partners GP, LLC, a Texas limited liability company and its general partner	By:	Equity (Texas) One Southlake GP LLC, a Texas limited liability company and its general partner

By:		By:
	Name: Doron Valero		Name: Doron Valero
	Title: Vice President		Title: Vice President

EQUITY (TEXAS) ONE WESTGATE PHASE III LP,
a Texas limited partnership

By:	Equity (Texas) One Westgate Phase III GP LLC, a Texas limited liability company and its general partner

By:
Name: Doron Valero
Title: Vice President

REPLACEMENT EXHIBIT A-1

Property	Allocation
Bandera Festival Shopping Ctr	$15,535,827
Barker Cypress	9,411,126
Beechcrest	8,066,679
Benchmark Crossing	8,465,034
Bissonnet	2,190,950
Colony Plaza	5,815,976
Copperfield	26,017,530
Creekside Plaza	15,486,032
DeSoto Shopping Center	8,265,856
Forestwood	11,826,150
Green Oaks	6,772,027
Grogan's Mill	17,577,393
Highland Square	13,593,848
Market at First Colony	22,098,717
Mason Park	19,021,429
Melbourne Plaza	6,513,097
Minyards	4,610,954
Mission Bend	11,701,664
Parkwood	11,452,693
Richwood	7,444,250
Southlake Village	18,573,280
Spring Shadows Shopping Center	11,950,636
Steeplechase	14,041,997
Sterling Plaza	10,357,218
The Village @ Blanco	30,274,944
Townsend Square	14,091,791
Village by the Parks	9,211,948
Westgate Marketplace (Texas)	45,760,976
Wurzbach Shopping Center	1,941,978
TOTAL	$388,072,000.00

EQY: TX Sale of non depreciable assets

	Investcorp	Of which
	total	non-	Other	EQY Cost	Budgeted	Cost to
Property	allocation	depreciable		@ 12/31	Cost	Complete
Bissonet	$2,191	$350	$1,841	$117	$117	$-
Colony	5,816	400	5,416	270	270	-
Westgate (1)	45,761	1,286	44,475	750	750	-
Blanco (2)	30,275	7,325	22,950	3,328	4,901	1,573
Copperfield(3)	26,018	4,330	21,688	1,530	2,333	803
Creekside (4)	15,486	1,822	13,664	1,220	1,730	510
	$125,546	$15,513	$110,033	$7,215	$10,101	$2,886

(1) Investcorp's non-depreciable allocation includes $571,000 parking and $715,000 corner OP
(2) Investcorp's non-depreciable allocation includes $5,750,000 land and $1,575,000 construction
(3) Investcorp's non-depreciable allocation includes $1,430,000 for OP, $1,500,000 land and $1,400,000 construction
(4) Investcorp's non-depreciable allocation includes $600,000 OP, $500,000 building and $722,000 construction

SCHEDULE 1.3(b)

1031 Properties:
•	Benchmark Crossing
•	Bissonnet Out Parcel
•	Colony Plaza
•	Copperfield
•	Copperfield out parcels/const.
•	Creekside Out parcel Panda
•	Green Oaks
•	Grogan's Mill
•	Highland Square
•	Market at First Colony
•	Melbourne Plaza
•	Minyards
•	Steeplechase
•	Sterling Plaza
•	Blanco vacant land (5.1 acres)
•	Texas CP Land, LP
•	Townsend Square
•	Village by the Parks
•	Westgate Marketplace Parking Lot

Sale Properties:
•	Bandera Festival Shopping Ctr.
•	Barker Cypress
•	Beechcrest
•	Bissonnet
•	Creekside Plaza
•	DeSoto Shopping Center
•	Forestwood
•	Mason Park
•	Mission Bend
•	Parkwood
•	Richwood
•	Southlake Village
•	Spring Shadows Shopping Center
•	The Village at Blanco
•	Westgate Marketplace (Texas)
•	Wurzbach Shopping Center

EXHIBIT B

Updated Rent Roll

(follows)